Consolidated Financial Summary
(unaudited, dollars in millions)

	Quarter Ended			Percentage Change From:
	Mar 31, 2024	Dec 31, 2023	Mar 31, 2023	Dec 31, 2023	Mar 31, 2023
Net revenues
Institutional Securities	$7,016	$4,940	$6,797	42%	3%
Wealth Management	6,880	6,645	6,559	4%	5%
Investment Management	1,377	1,464	1,289	(6%)	7%
Intersegment Eliminations	(137)	(153)	(128)	10%	(7%)
Net revenues (1)	$15,136	$12,896	$14,517	17%	4%

Provision for credit losses	$(6)	$3	$234	*	*

Non-interest expenses
Institutional Securities	$4,663	$4,510	$4,716	3%	(1%)
Wealth Management	5,082	5,236	4,802	(3%)	6%
Investment Management	1,136	1,199	1,123	(5%)	1%
Intersegment Eliminations	(134)	(148)	(118)	9%	(14%)
Non-interest expenses (1)(2)	$10,747	$10,797	$10,523	—%	2%

Income before provision for income taxes
Institutional Securities	$2,351	$408	$1,892	*	24%
Wealth Management	1,806	1,428	1,712	26%	5%
Investment Management	241	265	166	(9%)	45%
Intersegment Eliminations	(3)	(5)	(10)	40%	70%
Income before provision for income taxes	$4,395	$2,096	$3,760	110%	17%

Net Income applicable to Morgan Stanley
Institutional Securities	$1,819	$304	$1,478	*	23%
Wealth Management	1,403	1,018	1,376	38%	2%
Investment Management	192	199	134	(4%)	43%
Intersegment Eliminations	(2)	(4)	(8)	50%	75%
Net Income applicable to Morgan Stanley	$3,412	$1,517	$2,980	125%	14%
Earnings applicable to Morgan Stanley common shareholders	$3,266	$1,383	$2,836	136%	15%

Notes:
-	Firm net revenues excluding mark-to-market gains and losses on deferred cash-based compensation plans (DCP) were: 1Q24: $14,949 million, 4Q23: $12,527 million, 1Q23: $14,364 million.
-	Firm compensation expenses excluding DCP were: 1Q24: $6,447 million, 4Q23: $5,597 million, 1Q23: $6,217 million.
-	The End Notes are an integral part of this presentation. See pages 12 - 17 for Definition of U.S. GAAP to Non-GAAP Measures, Definitions of Performance Metrics and Terms, Supplemental Quantitative Details and Calculations, and Legal Notice.

Consolidated Financial Metrics, Ratios and Statistical Data
(unaudited)

	Quarter Ended			Percentage Change From:
	Mar 31, 2024	Dec 31, 2023	Mar 31, 2023	Dec 31, 2023	Mar 31, 2023

Financial Metrics:

Earnings per basic share	$2.04	$0.86	$1.72	137%	19%
Earnings per diluted share	$2.02	$0.85	$1.70	138%	19%

Return on average common equity	14.5%	6.2%	12.4%
Return on average tangible common equity	19.7%	8.4%	16.9%

Book value per common share	$55.60	$55.50	$55.13
Tangible book value per common share	$41.07	$40.89	$40.68

Financial Ratios:

Pre-tax profit margin	29%	16%	26%
Compensation and benefits as a % of net revenues	44%	46%	44%
Non-compensation expenses as a % of net revenues	27%	38%	28%
Firm expense efficiency ratio	71%	84%	72%
Effective tax rate (1)	21.2%	26.5%	19.3%

Statistical Data:

Period end common shares outstanding (millions)	1,627	1,627	1,670	—%	(3%)
Average common shares outstanding (millions)
Basic	1,601	1,606	1,645	—%	(3%)
Diluted	1,616	1,627	1,663	(1%)	(3%)

Worldwide employees	79,610	80,006	82,266	—%	(3%)

The End Notes are an integral part of this presentation. See pages 12 - 17 for Definition of U.S. GAAP to Non-GAAP Measures, Definitions of Performance Metrics and Terms, Supplemental Quantitative Details and Calculations, and Legal Notice.

Consolidated and U.S. Bank Supplemental Financial Information
(unaudited, dollars in millions)

	Quarter Ended			Percentage Change From:
	Mar 31, 2024	Dec 31, 2023	Mar 31, 2023	Dec 31, 2023	Mar 31, 2023

Consolidated Balance sheet

Total assets	$1,228,503	$1,193,693	$1,199,904	3%	2%
Loans (1)	$227,145	$226,828	$222,727	—%	2%
Deposits	$352,494	$351,804	$347,523	—%	1%
Long-term debt outstanding	$266,150	$260,544	$245,595	2%	8%
Maturities of long-term debt outstanding (next 12 months)	$19,701	$20,151	$20,382	(2%)	(3%)

Average liquidity resources	$318,664	$314,504	$321,195	1%	(1%)

Common equity	$90,448	$90,288	$92,076	—%	(2%)
Less: Goodwill and intangible assets	(23,635)	(23,761)	(24,125)	(1%)	(2%)
Tangible common equity	$66,813	$66,527	$67,951	—%	(2%)

Preferred equity	$8,750	$8,750	$8,750	—%	—%

U.S. Bank Supplemental Financial Information
Total assets	$400,856	$396,111	$384,794	1%	4%
Loans	$211,290	$212,207	$206,785	—%	2%
Investment securities portfolio (2)	$115,951	$118,008	$123,250	(2%)	(6%)
Deposits	$346,609	$346,103	$340,926	—%	2%

Regional revenues
Americas	$11,567	$10,198	$10,791	13%	7%
EMEA (Europe, Middle East, Africa)	1,826	1,342	1,737	36%	5%
Asia	1,743	1,356	1,989	29%	(12%)
Consolidated net revenues	$15,136	$12,896	$14,517	17%	4%

The End Notes are an integral part of this presentation. See pages 12 - 17 for Definition of U.S. GAAP to Non-GAAP Measures, Definitions of Performance Metrics and Terms, Supplemental Quantitative Details and Calculations, and Legal Notice.

Consolidated Average Common Equity and Regulatory Capital Information
(unaudited, dollars in billions)

	Quarter Ended			Percentage Change From:
	Mar 31, 2024	Dec 31, 2023	Mar 31, 2023	Dec 31, 2023	Mar 31, 2023

Average Common Equity
Institutional Securities	$45.0	$45.6	$45.6	(1%)	(1%)
Wealth Management	29.1	28.8	28.8	1%	1%
Investment Management	10.8	10.4	10.4	4%	4%
Parent Company	5.0	5.1	6.6	(2%)	(24%)
Firm	$89.9	$89.9	$91.4	—%	(2%)

Regulatory Capital

Common Equity Tier 1 capital	$70.3	$69.4	$69.5	1%	1%
Tier 1 capital	$79.1	$78.2	$77.9	1%	2%

Standardized Approach
Risk-weighted assets	$465.8	$456.1	$459.1	2%	1%
Common Equity Tier 1 capital ratio	15.1%	15.2%	15.1%
Tier 1 capital ratio	17.0%	17.1%	17.0%

Advanced Approach
Risk-weighted assets	$459.2	$448.2	$444.8	2%	3%
Common Equity Tier 1 capital ratio	15.3%	15.5%	15.6%
Tier 1 capital ratio	17.2%	17.4%	17.5%

Leverage-based capital
Tier 1 leverage ratio	6.7%	6.7%	6.7%
Supplementary Leverage Ratio	5.4%	5.5%	5.5%

The End Notes are an integral part of this presentation. See pages 12 - 17 for Definition of U.S. GAAP to Non-GAAP Measures, Definitions of Performance Metrics and Terms, Supplemental Quantitative Details and Calculations, and Legal Notice.

Institutional Securities
Income Statement Information, Financial Metrics and Ratios
(unaudited, dollars in millions)

	Quarter Ended			Percentage Change From:
	Mar 31, 2024	Dec 31, 2023	Mar 31, 2023	Dec 31, 2023	Mar 31, 2023
Revenues:

Advisory	$461	$702	$638	(34%)	(28%)
Equity	430	225	202	91%	113%
Fixed income	556	391	407	42%	37%
Underwriting	986	616	609	60%	62%
Investment banking	1,447	1,318	1,247	10%	16%

Equity	2,842	2,202	2,729	29%	4%
Fixed income	2,485	1,434	2,576	73%	(4%)
Other	242	(14)	245	*	(1%)

Net revenues	7,016	4,940	6,797	42%	3%

Provision for credit losses	2	22	189	(91%)	(99%)

Compensation and benefits	2,343	1,732	2,365	35%	(1%)
Non-compensation expenses	2,320	2,778	2,351	(16%)	(1%)
Total non-interest expenses	4,663	4,510	4,716	3%	(1%)

Income before provision for income taxes	2,351	408	1,892	*	24%
Net income applicable to Morgan Stanley	$1,819	$304	$1,478	*	23%

Pre-tax profit margin	34%	8%	28%
Compensation and benefits as a % of net revenues	33%	35%	35%
Non-compensation expenses as a % of net revenues	33%	56%	35%

Return on Average Common Equity	15%	2%	12%
Return on Average Tangible Common Equity (1)	15%	2%	12%

Trading VaR (Average Daily 95% / One-Day VaR)	$54	$46	$55

The End Notes are an integral part of this presentation. See pages 12 - 17 for Definition of U.S. GAAP to Non-GAAP Measures, Definitions of Performance Metrics and Terms, Supplemental Quantitative Details and Calculations, and Legal Notice.

Wealth Management
Income Statement Information, Financial Metrics and Ratios
(unaudited, dollars in millions)

	Quarter Ended			Percentage Change From:
	Mar 31, 2024	Dec 31, 2023	Mar 31, 2023	Dec 31, 2023	Mar 31, 2023
Revenues:
Asset management	$3,829	$3,556	$3,382	8%	13%
Transactional	1,033	1,088	921	(5%)	12%
Net interest income	1,856	1,852	2,158	—%	(14%)
Other	162	149	98	9%	65%
Net revenues (1)	6,880	6,645	6,559	4%	5%

Provision for credit losses	(8)	(19)	45	58%	*

Compensation and benefits (1)	3,788	3,640	3,477	4%	9%
Non-compensation expenses	1,294	1,596	1,325	(19%)	(2%)
Total non-interest expenses	5,082	5,236	4,802	(3%)	6%

Income before provision for income taxes	1,806	1,428	1,712	26%	5%
Net income applicable to Morgan Stanley	$1,403	$1,018	$1,376	38%	2%

Pre-tax profit margin	26%	21%	26%
Compensation and benefits as a % of net revenues	55%	55%	53%
Non-compensation expenses as a % of net revenues	19%	24%	20%

Return on Average Common Equity	19%	14%	19%
Return on Average Tangible Common Equity (2)	35%	27%	36%

Notes:
-	Wealth Management net revenues excluding DCP were: 1Q24: $6,740 million, 4Q23: $6,403 million, 1Q23: $6,458 million.
-	Wealth Management compensation expenses excluding DCP were: 1Q24: $3,632 million, 4Q23: $3,406 million, 1Q23: $3,358 million.
-	The End Notes are an integral part of this presentation. See pages 12 - 17 for Definition of U.S. GAAP to Non-GAAP Measures, Definitions of Performance Metrics and Terms, Supplemental Quantitative Details and Calculations, and Legal Notice.

Wealth Management
Financial Information and Statistical Data
(unaudited, dollars in billions)

	Quarter Ended			Percentage Change From:
	Mar 31, 2024	Dec 31, 2023	Mar 31, 2023	Dec 31, 2023	Mar 31, 2023

Wealth Management Metrics

Total client assets	$5,495	$5,129	$4,558	7%	21%
Net new assets	$94.9	$47.5	$109.6	100%	(13%)
U.S. Bank loans	$147.4	$146.5	$143.7	1%	3%
Margin and other lending (1)	$23.4	$21.4	$21.1	9%	11%
Deposits (2)	$347	$346	$341	—%	2%
Annualized weighted average cost of deposits
Period end	2.96%	2.92%	2.05%
Period average	2.92%	2.86%	1.86%

Advisor-led channel

Advisor-led client assets	$4,302	$3,979	$3,582	8%	20%

Fee-based client assets	$2,124	$1,983	$1,769	7%	20%
Fee-based asset flows	$26.2	$41.6	$22.4	(37%)	17%
Fee-based assets as a % of advisor-led client assets	49%	50%	49%

Self-directed channel

Self-directed client assets	$1,194	$1,150	$976	4%	22%
Daily average revenue trades (000's)	841	705	831	19%	1%
Self-directed households (millions)	8.1	8.1	8.1	—%	—%

Workplace channel

Stock plan unvested assets	$457	$416	$358	10%	28%
Number of stock plan participants (millions)	6.6	6.6	6.5	—%	2%

The End Notes are an integral part of this presentation. See pages 12 - 17 for Definition of U.S. GAAP to Non-GAAP Measures, Definitions of Performance Metrics and Terms, Supplemental Quantitative Details and Calculations, and Legal Notice.

Investment Management
Income Statement Information, Financial Metrics and Ratios
(unaudited, dollars in millions)

	Quarter Ended			Percentage Change From:
	Mar 31, 2024	Dec 31, 2023	Mar 31, 2023	Dec 31, 2023	Mar 31, 2023
Revenues:
Asset management and related fees	$1,346	$1,403	$1,248	(4%)	8%
Performance-based income and other	31	61	41	(49%)	(24%)
Net revenues	1,377	1,464	1,289	(6%)	7%

Compensation and benefits	565	579	568	(2%)	(1%)
Non-compensation expenses	571	620	555	(8%)	3%
Total non-interest expenses	1,136	1,199	1,123	(5%)	1%

Income before provision for income taxes	241	265	166	(9%)	45%
Net income applicable to Morgan Stanley	$192	$199	$134	(4%)	43%

Pre-tax profit margin	18%	18%	13%
Compensation and benefits as a % of net revenues	41%	40%	44%
Non-compensation expenses as a % of net revenues	41%	42%	43%

Return on Average Common Equity	7%	8%	5%
Return on Average Tangible Common Equity (1)	68%	110%	73%

The End Notes are an integral part of this presentation. See pages 12 - 17 for Definition of U.S. GAAP to Non-GAAP Measures, Definitions of Performance Metrics and Terms, Supplemental Quantitative Details and Calculations, and Legal Notice.

Investment Management
Financial Information and Statistical Data
(unaudited, dollars in billions)

	Quarter Ended			Percentage Change From:
	Mar 31, 2024	Dec 31, 2023	Mar 31, 2023	Dec 31, 2023	Mar 31, 2023

Assets Under Management or Supervision (AUM)

Net Flows by Asset Class
Equity	$(5.5)	$(6.5)	$(2.1)	15%	(162%)
Fixed Income	2.8	(0.2)	(2.0)	*	*
Alternatives and Solutions	10.3	(0.4)	1.7	*	*
Long-Term Net Flows	7.6	(7.1)	(2.4)	*	*

Liquidity and Overlay Services	(12.9)	(6.6)	13.9	(95%)	*

Total Net Flows	$(5.3)	$(13.7)	$11.5	61%	*

Assets Under Management or Supervision by Asset Class
Equity	$310	$295	$277	5%	12%
Fixed Income	174	171	175	2%	(1%)
Alternatives and Solutions	543	508	448	7%	21%
Long‐Term Assets Under Management or Supervision	1,027	974	900	5%	14%

Liquidity and Overlay Services	478	485	462	(1%)	3%

Total Assets Under Management or Supervision	$1,505	$1,459	$1,362	3%	10%

The End Notes are an integral part of this presentation. See pages 12 - 17 for Definition of U.S. GAAP to Non-GAAP Measures, Definitions of Performance Metrics and Terms, Supplemental Quantitative Details and Calculations, and Legal Notice.

Consolidated Loans and Lending Commitments
(unaudited, dollars in billions)

	Quarter Ended			Percentage Change From:
	Mar 31, 2024	Dec 31, 2023	Mar 31, 2023	Dec 31, 2023	Mar 31, 2023

Institutional Securities

Loans:
Corporate	$16.6	$18.4	$18.3	(10%)	(9%)
Secured lending facilities	42.1	42.5	40.0	(1%)	5%
Commercial and residential real estate	12.9	11.7	11.8	10%	9%
Securities-based lending and other	7.7	7.2	8.7	7%	(11%)

Total Loans	79.3	79.8	78.8	(1%)	1%

Lending Commitments	138.8	130.4	122.3	6%	13%

Institutional Securities Loans and Lending Commitments	$218.1	$210.2	$201.1	4%	8%

Wealth Management

Loans:
Securities-based lending and other	$86.1	$86.2	$88.4	—%	(3%)
Residential real estate	61.3	60.3	55.3	2%	11%

Total Loans	147.4	146.5	143.7	1%	3%

Lending Commitments	18.9	19.6	17.8	(4%)	6%

Wealth Management Loans and Lending Commitments	$166.3	$166.1	$161.5	—%	3%

Consolidated Loans and Lending Commitments (1)	$384.4	$376.3	$362.6	2%	6%

The End Notes are an integral part of this presentation. See pages 12 - 17 for Definition of U.S. GAAP to Non-GAAP Measures, Definitions of Performance Metrics and Terms, Supplemental Quantitative Details and Calculations, and Legal Notice.

Consolidated Loans and Lending Commitments
Allowance for Credit Losses (ACL) as of March 31, 2024
(unaudited, dollars in millions)

	Loans and Lending Commitments	ACL (1)	ACL %	Q1 Provision
	(Gross)
Loans:
Held For Investment (HFI)

Corporate	$7,171	$241	3.4%	$1
Secured lending facilities	38,692	135	0.3%	(17)
Commercial and residential real estate	8,689	461	5.3%	1
Other	2,687	15	0.6%	(1)
Institutional Securities - HFI	$57,239	$852	1.5%	$(16)

Wealth Management - HFI	147,692	289	0.2%	(6)

Held For Investment	$204,931	$1,141	0.6%	$(22)

Held For Sale	13,426

Fair Value	9,464

Total Loans	227,821	1,141		(22)

Lending Commitments	157,686	565	0.4%	16

Consolidated Loans and Lending Commitments	$385,507	$1,706		$(6)

The End Notes are an integral part of this presentation. See pages 12 - 17 for Definition of U.S. GAAP to Non-GAAP Measures, Definitions of Performance Metrics and Terms, Supplemental Quantitative Details and Calculations, and Legal Notice.

Definition of U.S. GAAP to Non-GAAP Measures

(a)	The Firm prepares its Consolidated Financial Statements using accounting principles generally accepted in the United States (U.S. GAAP). From time to time, Morgan Stanley may disclose certain “non-GAAP financial measures” in the course of its earnings releases, earnings conference calls, financial presentations and otherwise. The Securities and Exchange Commission defines a “non-GAAP financial measure” as a numerical measure of historical or future financial performance, financial positions, or cash flows that is subject to adjustments that effectively exclude, or include amounts from the most directly comparable measure calculated and presented in accordance with U.S. GAAP. Non-GAAP financial measures disclosed by Morgan Stanley are provided as additional information to analysts, investors and other stakeholders in order to provide them with greater transparency about, or an alternative method for assessing, our financial condition, operating results, or prospective regulatory capital requirements. These measures are not in accordance with, or a substitute for U.S. GAAP, and may be different from or inconsistent with non-GAAP financial measures used by other companies. Whenever we refer to a non-GAAP financial measure, we will also generally define it or present the most directly comparable financial measure calculated and presented in accordance with U.S. GAAP, along with a reconciliation of the differences between the non-GAAP financial measure we reference and such comparable U.S. GAAP financial measure. In addition to the following notes, please also refer to the Firm's Annual Report on Form 10-K for the year ended December 31, 2023 (2023 Form 10-K).
(b)	The following are considered non-GAAP financial measures that the Firm considers useful for analysts, investors and other stakeholders to allow comparability of operating performance and capital adequacy. These measures are calculated as follows:
	-	The return on average tangible common equity represents annualized earnings applicable to Morgan Stanley common shareholders as a percentage of average tangible common equity.
	-	Segment return on average common equity and return on average tangible common equity represent annualized net income for the quarter applicable to Morgan Stanley for each segment, less preferred dividend segment allocation, divided by average common equity and average tangible common equity for each respective segment. The segment adjustments to common equity to derive segment average tangible common equity are generally set at the beginning of the year, and will remain fixed throughout the year until the next annual reset unless a significant business change occurs (e.g., acquisition or disposition).
	-	Tangible common equity represents common equity less goodwill and intangible assets net of certain mortgage servicing rights deduction.
	-	Tangible book value per common share represents tangible common equity divided by period end common shares outstanding.
	-	Net revenues excluding DCP represents net revenues adjusted for the impact of mark-to-market gains/losses on economic hedges associated with certain employee deferred cash-based compensation plans.
	-	Compensation expense excluding DCP represents compensation adjusted for the impact related to certain deferred cash-based compensation plans linked to investment performance.

Definitions of Performance Metrics and Terms

Our earnings releases, earnings conference calls, financial presentations and other communications may also include certain metrics which we believe to be useful to us, analysts, investors and other stakeholders by providing further transparency about, or an additional means of assessing, our financial condition and operating results.

Page 1:
(a)	Provision for credit losses represents the provision for credit losses on loans held for investment and unfunded lending commitments.
(b)	Net income applicable to Morgan Stanley represents net income, less net income applicable to nonredeemable noncontrolling interests.
(c)	Earnings applicable to Morgan Stanley common shareholders represents net income applicable to Morgan Stanley, less preferred dividends.

Page 2:
(a)	The return on average common equity represents annualized earnings applicable to Morgan Stanley common shareholders as a percentage of average common equity.
(b)	Book value per common share represents common equity divided by period end common shares outstanding.
(c)	Tangible book value per common share represents tangible common equity divided by period end common shares outstanding.
(d)	Pre-tax profit margin percentages represent income before provision for income taxes as percentages of net revenues.
(e)	The Firm expense efficiency ratio represents total non‐interest expenses as a percentage of net revenues.

Page 3:
(a)	Liquidity Resources, which are primarily held within the Parent Company and its major operating subsidiaries, are comprised of high quality liquid assets (HQLA) and cash deposits with banks ("Liquidity Resources"). The total amount of Liquidity Resources is actively managed by us considering the following components: unsecured debt maturity profile; balance sheet size and composition; funding needs in a stressed environment, inclusive of contingent cash outflows; legal entity, regional and segment liquidity requirements; regulatory requirements; and collateral requirements. Average Liquidity Resources represents the average daily balance for the three months ended March 31, 2024, December 31, 2023 and March 31, 2023.

(b)	The Firm's goodwill and intangible balances utilized in the calculation of tangible common equity are net of certain mortgage servicing rights deduction.
(c)	U.S. Bank refers to the Firm's U.S. Bank operating subsidiaries Morgan Stanley Bank, N.A. and Morgan Stanley Private Bank, National Association, and excludes balances between Bank subsidiaries, as well as deposits from the Parent Company and affiliates.
(d)	Firmwide regional revenues reflect the Firm's consolidated net revenues on a managed basis. Further discussion regarding the geographic methodology for net revenues is disclosed in Note 22 to the consolidated financial statements included in the Firm's 2023 Form 10-K.

Page 4:
(a)	The Firm's attribution of average common equity to the business segments is based on the Required Capital Framework, an internal capital adequacy measure. This framework is a risk-based and leverage-based capital measure, which is compared with the Firm's regulatory capital to ensure that the Firm maintains an amount of going concern capital after absorbing potential losses from stress events, where applicable, at a point in time. The Required Capital Framework is based on the Firm's regulatory capital requirements. The Firm defines the difference between its total average common equity and the sum of the average common equity amounts allocated to its business segments as Parent Company common equity. The amount of capital allocated to the business segments is generally set at the beginning of the year, and will remain fixed throughout the year until the next annual reset unless a significant business change occurs (e.g., acquisition or disposition). The Firm continues to evaluate its Required Capital Framework with respect to the impact of evolving regulatory requirements, as appropriate. For further discussion of the framework, refer to "Management’s Discussion and Analysis of Financial Condition and Results of Operations – Liquidity and Capital Resources – Regulatory Requirements" in the Firm’s 2023 Form 10‐K.
(b)	The Firm's risk‐based capital ratios are computed under each of the (i) standardized approaches for calculating credit risk and market risk risk‐weighted assets (RWAs) (the “Standardized Approach”) and (ii) applicable advanced approaches for calculating credit risk, market risk and operational risk RWAs (the “Advanced Approach”). For information on the calculation of regulatory capital and ratios, and associated regulatory requirements, please refer to "Management’s Discussion and Analysis of Financial Condition and Results of Operations – Liquidity and Capital Resources – Regulatory Requirements" in the Firm’s 2023 Form 10‐K.
(c)	Supplementary leverage ratio represents Tier 1 capital divided by the total supplementary leverage exposure.

Page 5:
(a)	Institutional Securities Equity and Fixed income net revenues include trading, net interest income (interest income less interest expense), asset management, commissions and fees, investments and other revenues which are directly attributable to those businesses.
(b)	Pre-tax profit margin percentages represent income before provision for income taxes as percentages of net revenues.
(c)	VaR represents the unrealized loss in portfolio value that one would not expect to exceed, on average, more than five times every one hundred trading days in the Firm's trading positions if the portfolio were held constant for a one-day period. Further discussion of the calculation of VaR and the limitations of the Firm's VaR methodology, is disclosed in "Quantitative and Qualitative Disclosures about Risk" included in the Firm's 2023 Form 10-K.

Page 6:
(a)	Transactional revenues for the Wealth Management segment includes investment banking, trading, and commissions and fee revenues.
(b)	Net interest income represents interest income less interest expense.
(c)	Other revenues for the Wealth Management segment includes investments and other revenues.
(d)	Pre-tax profit margin percentages represent income before provision for income taxes as percentages of net revenues.

Definitions of Performance Metrics and Terms

Our earnings releases, earnings conference calls, financial presentations and other communications may also include certain metrics which we believe to be useful to us, analysts, investors and other stakeholders by providing further transparency about, or an additional means of assessing, our financial condition and operating results.

Page 7:
(a)	Client assets represent those for which Wealth Management is providing services including financial advisor-led brokerage, custody, administrative and investment advisory services; self-directed brokerage services; financial and wealth planning services; workplace services, including stock plan administration, and retirement plan services.
(b)	Net new assets represent client inflows, including dividends and interest, and asset acquisitions, less client outflows, and exclude activity from business combinations/divestitures and the impact of fees and commissions.
(c)	Margin and other lending represents margin lending arrangements, which allow customers to borrow against the value of qualifying securities and other lending which includes non‐purpose securities-based lending on non‐bank entities.
(d)	Deposits reflect liabilities sourced from Wealth Management clients and other sources of funding on the U.S. Bank Subsidiaries. Deposits include sweep deposit programs, savings and other, and time deposits.

(e)	Annualized weighted average cost of deposits represents the total annualized weighted average cost of the various deposit products, excluding the effect of related hedging derivatives. The period end cost of deposits is based upon balances and rates as of March 31, 2024, December 31, 2023 and March 31, 2023. The period average is based on daily balances and rates for the period.
(f)	Advisor-led client assets represent client assets in accounts that have a Wealth Management representative assigned.
(g)	Fee‐based client assets represent the amount of assets in client accounts where the basis of payment for services is a fee calculated on those assets.
(h)	Fee-based asset flows include net new fee-based assets (including asset acquisitions), net account transfers, dividends, interest and client fees, and exclude institutional cash management related activity. For a description of the Inflows and Outflows included in Fee-based asset flows, see Fee-based client assets in the 2023 Form 10-K.
(i)	Self-directed client assets represent active accounts which are not advisor led. Active accounts are defined as having at least $25 in assets.
(j)	Daily average revenue trades (DARTs) represent the total self-directed trades in a period divided by the number of trading days during that period.
(k)	Self-directed households represent the total number of households that include at least one account with self-directed client assets. Individual households or participants that are engaged in one or more of our Wealth Management channels are included in each of the respective channel counts.

(l)	The workplace channel assets includes equity compensation solutions for companies, their executives and employees. Stock plan unvested assets represent the market value of public company securities at the end of the period.

(m)	Stock plan participants represent total accounts with vested and/or unvested stock plan assets in the workplace channel. Individuals with accounts in multiple plans are counted as participants in each plan.

Page 8:
(a)	Asset management and related fees represents management and administrative fees, distribution fees, and performance-based fees, not in the form of carried interest. Asset management and related fees represents Asset management as reported on the Firm’s consolidated income statement.
(b)	Performance-based income and other includes performance-based fees in the form of carried interest, gains and losses from investments, gains and losses from hedges on seed capital and certain employee deferred compensation plans, net interest, and other revenues. Performance-based income and other represents investments, investment banking, trading, net interest and other revenues as reported on the Firm’s consolidated income statement.
(c)	Pre-tax profit margin percentages represent income before provision for income taxes as percentages of net revenues.

Page 9:
(a)	Investment Management Alternatives and Solutions asset class includes products in Fund of Funds, Real Estate, Private Equity and Credit strategies, Multi‐Asset portfolios, as well as Custom Separate Account portfolios.
(b)	Investment Management net flows include new commitments, investments or reinvestments, net of client redemptions, returns of capital post-fund investment period and dividends not reinvested and excludes the impact of the transition of funds from their commitment period to the invested capital period.
(c)	Overlay Services represents investment strategies that use passive exposure instruments to obtain, offset, or substitute specific portfolio exposures beyond those provided by the underlying holdings of the fund.
(d)	Total assets under management or supervision excludes shares of minority stake assets which represent the Investment Management business segment’s proportional share of assets managed by third-party asset managers in which we hold investments accounted for under the equity method.

Page 10 and 11:
(a)	Corporate loans include relationship and event-driven loans and typically consist of revolving lines of credit, term loans and bridge loans.
(b)	Secured lending facilities include loans provided to clients, which are primarily secured by loans, which are, in turn, collateralized by various assets including residential real estate, commercial real estate, corporate and financial assets.
(c)	Securities-based lending and other includes financing extended to sales and trading customers and corporate loans purchased in the secondary market.
(d)	Institutional Securities Lending Commitments principally include Corporate lending activity.

Supplemental Quantitative Details and Calculations

Page 1:
(1)	The following sets forth the net revenue impact of mark-to-market gains and losses on investments associated with DCP and compensation expense impact related to DCP:
			1Q24	4Q23	1Q23
		Net revenues	$15,136	$12,896	$14,517
		Adjustment for mark-to-market on DCP	(187)	(369)	(153)
		Adjusted Net revenues - non-GAAP	$14,949	$12,527	$14,364

		Compensation expense	$6,696	$5,951	$6,410
		Adjustment for mark-to-market on DCP	(249)	(354)	(193)
		Adjusted Compensation expense - non-GAAP	$6,447	$5,597	$6,217

	-	Compensation expense for deferred cash-based compensation awards is calculated based on the notional value of the award granted, adjusted for changes in the fair value of the referenced investments that employees select. Compensation expense is recognized over the vesting period relevant to each separately vesting portion of deferred awards.
	-	The Firm invests directly, as a principal, in financial instruments and other investments to economically hedge certain of its obligations under these deferred cash-based compensation plans. Changes in the fair value of such investments, net of financing costs, are recorded in Net revenues, and included in Transactional revenues in the Wealth Management business segment. Although changes in compensation expense resulting from changes in the fair value of the referenced investments will generally be offset by changes in the fair value of investments recognized in net revenues, there is typically a timing difference between the immediate recognition of gains and losses on the Firm’s investments and the deferred recognition of the related compensation expense over the vesting period. While this timing difference may not be material to Income before provision for income taxes for the Firm in any individual period, it may impact the Wealth Management business segment reported ratios and operating metrics in certain periods due to potentially significant impacts to net revenues and compensation expenses.

(2)	The Firm non-interest expenses by category are as follows:
			1Q24	4Q23	1Q23
		Compensation and benefits	$6,696	$5,951	$6,410

		Non-compensation expenses:
		Brokerage, clearing and exchange fees	921	865	881
		Information processing and communications	976	987	915
		Professional services	639	822	710
		Occupancy and equipment	441	528	440
		Marketing and business development	217	224	247
		Other	857	1,420	920
		Total non-compensation expenses	4,051	4,846	4,113

		Total non-interest expenses	$10,747	$10,797	$10,523

Page 2:
(1)	The income tax consequences related to employee share-based payments are recognized in Provision for income taxes in the consolidated income statement, and may be either a benefit or a provision. The impacts of
	recognizing excess tax benefits upon conversion of awards are $77 million and $149 million for the first quarter of 2024 and 2023, respectively.

Page 3:
(1)	Includes loans held for investment (net of allowance), loans held for sale and also includes loans at fair value which are included in Trading assets on the balance sheet.
(2)	As of March 31, 2024, December 31, 2023 and March 31, 2023, the U.S. Bank investment securities portfolio included held to maturity investment securities of $50.7 billion, $51.4 billion and $55.7 billion, respectively.

Page 5:
(1)	Institutional Securities average tangible common equity represents average common equity adjusted to exclude goodwill and intangible assets net of allowable mortgage servicing rights deduction. The adjustments are as follows: 1Q24: $482mm; 4Q23: $471mm; 1Q23: $471mm

Page 6:
(1)	The following sets forth the net revenue impact of mark-to-market gains and losses on investments associated with DCP and compensation expense impact related to DCP:
			1Q24	4Q23	1Q23
		Net revenues	$6,880	$6,645	$6,559
		Adjustment for mark-to-market on DCP	(140)	(242)	(101)
		Adjusted Net revenues - non-GAAP	$6,740	$6,403	$6,458

		Compensation expense	$3,788	$3,640	$3,477
		Adjustment for mark-to-market on DCP	(156)	(234)	(119)
		Adjusted Compensation expense - non-GAAP	$3,632	$3,406	$3,358
(2)	Wealth Management average tangible common equity represents average common equity adjusted to exclude goodwill and intangible assets net of allowable mortgage servicing rights deduction. The adjustments are as follows: 1Q24: $13,582mm; 4Q23: $14,075mm; 1Q23: $14,075mm

Supplemental Quantitative Details and Calculations

Page 7:
(1)	Wealth Management other lending included $2 billion of non-purpose securities based lending on non-bank entities in each period ended March 31, 2024, December 31, 2023 and March 31, 2023.
(2)	For the quarters ended March 31, 2024, December 31, 2023 and March 31, 2023, Wealth Management deposits of $347 billion, $346 billion and $341 billion, respectively, exclude off-balance sheet deposits of $2 billion held by third parties outside of Morgan Stanley as of March 31, 2023 and none as of March 31, 2024 and December 31, 2023. Total deposits details are as follows:
		1Q24	4Q23	1Q23
	Brokerage sweep deposits	$139	$145	$172
	Other deposits	208	201	169
	Total balance sheet deposits	347	346	341
	Off-balance sheet deposits	—	—	2
	Total deposits	$347	$346	$343

Page 8:

(1)	Investment Management average tangible common equity represents average common equity adjusted to exclude goodwill and intangible assets net of allowable mortgage servicing rights deduction. The adjustments are as follows: 1Q24: $9,676mm; 4Q23: $9,687mm; 1Q23: $9,687mm

Page 10:
(1)	For the quarters ended March 31, 2024, December 31, 2023 and March 31, 2023, Investment Management reflected loan balances of $465 million, $459 million and $218 million, respectively.

Page 11:
(1)	For the quarter ended March 31, 2024, the Allowance Rollforward for Loans and Lending Commitments is as follows:

		Institutional Securities	Wealth Management	Total
	Loans

	Allowance for Credit Losses (ACL)
	Beginning Balance - December 31, 2023	$874	$295	$1,169
	Net Charge Offs	—	—	—
	Provision	(16)	(6)	(22)
	Other	(6)	—	(6)
	Ending Balance - March 31, 2024	$852	$289	$1,141

	Lending Commitments

	Allowance for Credit Losses (ACL)
	Beginning Balance - December 31, 2023	$533	$18	$551
	Net Charge Offs	—	—	—
	Provision	18	(2)	16
	Other	(3)	1	(2)
	Ending Balance - March 31, 2024	$548	$17	$565

	Loans and Lending Commitments

	Allowance for Credit Losses (ACL)
	Beginning Balance - December 31, 2023	$1,407	$313	$1,720
	Net Charge Offs	—	—	—
	Provision	2	(8)	(6)
	Other	(9)	1	(8)
	Ending Balance - March 31, 2024	$1,400	$306	$1,706

Legal Notice

This Financial Supplement contains financial, statistical and business-related information, as well as business and segment trends.
The information should be read in conjunction with the Firm's first quarter earnings press release issued April 16, 2024.